Exhibit 99.(16)

POWER OF ATTORNEY

I, Gilbert G. Alvarado, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Gilbert G. Alvarado
Gilbert G. Alvarado, Trustee

POWER OF ATTORNEY

I, Gerard J. Arpey, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Gerard J. Arpey
Gerard J. Arpey, Trustee

POWER OF ATTORNEY

I, Eugene J. Duffy, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Eugene J. Duffy
Eugene J. Duffy, Trustee

POWER OF ATTORNEY

I, Claudia A. Holz, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Claudia A. Holz
Claudia A. Holz, Trustee

POWER OF ATTORNEY

I, Douglas A. Lindgren, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Douglas A. Lindgren
Douglas A. Lindgren, Trustee

POWER OF ATTORNEY

I, Barbara J. McKenna, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Barbara J. McKenna
Barbara J. McKenna, Trustee

POWER OF ATTORNEY

I, Janet C. Smith, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Janet C. Smith
Janet C. Smith, Trustee

POWER OF ATTORNEY

I, Paul Zemsky, Trustee of the American Beacon Select Funds (the “Trust”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trust for the Registration Statement on Form N-14 for the American Beacon Ninety One International Franchise ETF, under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trust and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 25th day of August 2025.

/s/ Paul Zemsky
Paul Zemsky, Trustee